December 15, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Variable Products, Inc. (the “Registrant”) (1933 Act File No. 002-90309) on behalf of Calvert VP Volatility Managed Growth Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Moderate Portfolio (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated May 1, 2020 as revised December 1, 2020. The purpose of the filing is to submit the 497(e) filing dated December 1, 2020 in XBRL for the Funds.

Please contact me at (617) 672-6559 if you have any questions or comments.

Very truly yours,

/s/ Kathryn Johnson

Kathryn Johnson